                                                               EX-99.B(d)(1)(ii)

                                   Schedule A

                             WELLS FARGO FUNDS TRUST
                         Capped Operating Expense Ratios

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Asset Allocation
   Class A                                           1.15%        January 31
   Class B                                           1.90%        January 31
   Class C                                           1.90%        January 31
   Institutional Class                               0.90%        January 31
-----------------------------------------------------------------------------------------
California Limited Term Tax-Free
   Class A                                           0.85%        October 31
   Class C                                           1.60%        October 31
   Institutional Class                               0.60%        October 31
-----------------------------------------------------------------------------------------
California Tax-Free
   Class A                                           0.80%        October 31
   Class B                                           1.55%        October 31
   Class C                                           1.55%        October 31
   Institutional Class                               0.55%        October 31
-----------------------------------------------------------------------------------------
California Tax-Free Money Market
   Class A                                           0.65%        July 31
   Service Class                                     0.45%        July 31
-----------------------------------------------------------------------------------------
California Tax-Free Money Market Trust               0.20%        July 31
-----------------------------------------------------------------------------------------
Cash Investment Money Market
   Administrator Class                               0.35%        July 31
   Service Class                                     0.50%        July 31
   Institutional Class                               0.20%        July 31
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Colorado Tax-Free
   Class A                                           0.85%        October 31
   Class B                                           1.60%        October 31
   Institutional Class                               0.60%        October 31
-----------------------------------------------------------------------------------------
C&B Large Cap Value Fund/1/
   Class A                                           1.20%        January 31
   Class B                                           1.95%        January 31
   Class C                                           1.95%        January 31
   Class D                                           1.20%        January 31
   Institutional Class                               0.95%        January 31
   Select Class                                      0.70%        January 31
-----------------------------------------------------------------------------------------
C&B Mid Cap Value Fund/1/
   Class A                                           1.40%        January 31
   Class B                                           2.15%        January 31
   Class C                                           2.15%        January 31
   Class D                                           1.25%        January 31
   Institutional Class                               1.15%        January 31
   Select Class                                      0.90%        January 31
-----------------------------------------------------------------------------------------
C&B Tax-Managed Value Fund/1/
   Class A                                           1.20%        January 31
   Class B                                           1.95%        January 31
   Class C                                           1.95%        January 31
   Class D                                           1.20%        January 31
   Institutional Class                               0.95%        January 31
-----------------------------------------------------------------------------------------
Diversified Bond
   Institutional Class                               0.70%        September 30
-----------------------------------------------------------------------------------------
Diversified Equity
   Class A                                           1.25%        January 31
   Class B                                           2.00%        January 31
   Class C                                           2.00%        January 31
   Institutional Class                               1.00%        January 31
-----------------------------------------------------------------------------------------
Diversified Small Cap
   Institutional Class                               1.20%        January 31
-----------------------------------------------------------------------------------------

----------
/1/ The Initial Commitment for each Cooke & Bieler Fund extends through February 28, 2007. Thereafter, the Expiration/Renewal Date is January 31.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Equity Income
   Class A                                           1.10%        January 31
   Class B                                           1.85%        January 31
   Class C                                           1.85%        January 31
   Institutional Class                               0.85%        January 31
-----------------------------------------------------------------------------------------
Equity Index
   Class A                                           0.64%        January 31
   Class B                                           1.39%        January 31
-----------------------------------------------------------------------------------------
Government Money Market
   Class A                                           0.65%        July 31
   Service Class                                     0.50%        July 31
   Administrator Class                               0.35%        July 31
   Institutional Class                               0.20%        July 31
-----------------------------------------------------------------------------------------
Growth Balanced
   Class A                                           1.20%        January 31
   Class B                                           1.95%        January 31
   Class C                                           1.95%        January 31
   Institutional Class                               0.95%        January 31
-----------------------------------------------------------------------------------------
Growth Equity
   Class A                                           1.50%        January 31
   Class B                                           2.25%        January 31
   Class C                                           2.25%        January 31
   Institutional Class                               1.25%        January 31
-----------------------------------------------------------------------------------------
Growth
   Class A                                           1.25%        January 31
   Class B                                           2.00%        January 31
   Institutional Class                               1.00%        January 31
-----------------------------------------------------------------------------------------
High Yield Bond
   Class A                                           1.15%        September 30
   Class B                                           1.90%        September 30
   Class C                                           1.90%        September 30
-----------------------------------------------------------------------------------------
Income/2/
   Class A                                           1.00%        September 30
   Class B                                           1.75%        September 30
   Institutional Class                               0.75%        September 30
-----------------------------------------------------------------------------------------

----------
/2/ In connection with the Fund's investment in the High Yield Bond Fund, Funds Management has agreed to waive its advisory fee for the portion of the Fund's assets that are invested in the High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to maintain the Fund's capped operating expense ratio ("net OER"), including for this purpose, consistent with Section 2 of the Agreement, the Fund's attributed share of the High Yield Bond Fund's expenses.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Income Plus/2/
                                                     1.00%        September 30
Class A                                              1.75%        September 30
   Class B                                           1.75%        September 30
   Class C
-----------------------------------------------------------------------------------------
Index
   Institutional Class                               0.25%        January 31
-----------------------------------------------------------------------------------------
Index Allocation
   Class A                                           1.15%        January 31
   Class B                                           1.90%        January 31
   Class C                                           1.90%        January 31
-----------------------------------------------------------------------------------------
Inflation-Protected Bond/3/
                                                     0.85%        September 30
Class A                                              1.60%        September 30
   Class B                                           1.60%        September 30
   Class C                                           0.60%        September 30
   Institutional Class
-----------------------------------------------------------------------------------------
Intermediate Government Income
   Class A                                           0.95%        September 30
   Class B                                           1.70%        September 30
   Class C                                           1.70%        September 30
   Institutional Class                               0.70%        September 30
-----------------------------------------------------------------------------------------
International Equity
   Class A                                           1.50%        January 31
   Class B                                           2.25%        January 31
   Class C                                           2.25%        January 31
   Institutional Class                               1.25%        January 31
-----------------------------------------------------------------------------------------
Large Cap Appreciation
   Class A                                           1.25%        January 31
   Class B                                           2.00%        January 31
   Class C                                           2.00%        January 31
   Institutional Class                               1.00%        January 31
-----------------------------------------------------------------------------------------
Large Cap Value
   Class A                                           1.25%        January 31
   Class B                                           2.00%        January 31
   Class C                                           2.00%        January 31
   Institutional Class                               1.00%        January 31
-----------------------------------------------------------------------------------------

----------
/3/ On May 18, 2004, the Board of Trustees approved a decrease to the net OER of this Fund, effective October 1, 2004. Through September 30, 2004, the net OER for each Class of the Fund is as follows: 0.90% for Class A; 1.65% for Class B and Class C; and 0.65% for the Institutional Class.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Large Company Growth
   Class A                                           1.20%        January 31
   Class B                                           1.95%        January 31
   Class C                                           1.95%        January 31
   Institutional Class                               0.95%        January 31
   Select Class/4/                                   0.75%        January 31
-----------------------------------------------------------------------------------------
Limited Term Government Income
   Class A                                           0.95%        September 30
   Class B                                           1.70%        September 30
   Institutional Class                               0.70%        September 30
-----------------------------------------------------------------------------------------
Liquidity Reserve Money Market
   Investor Class                                    1.00%        July 31
-----------------------------------------------------------------------------------------
Minnesota Money Market
   Class A                                           0.80%        July 31
-----------------------------------------------------------------------------------------
Minnesota Tax-Free
   Class A                                           0.85%        October 31
   Class B                                           1.60%        October 31
   Institutional Class                               0.60%        October 31
-----------------------------------------------------------------------------------------
Moderate Balanced
   Class A                                           1.15%        January 31
   Class B                                           1.90%        January 31
   Class C                                           1.90%        January 31
   Institutional Class                               0.90%        January 31
-----------------------------------------------------------------------------------------
Money Market
   Class A                                           0.76%        July 31
   Class B                                           1.51%        July 31
-----------------------------------------------------------------------------------------
Money Market Trust                                   0.20%        July 31
-----------------------------------------------------------------------------------------
Montgomery Emerging Markets Focus
   Class A                                           1.90%        January 31
   Class B                                           2.65%        January 31
   Class C                                           2.65%        January 31
   Institutional Class                               1.60%        January 31
-----------------------------------------------------------------------------------------
Montgomery Institutional Emerging Markets
   Select Class                                      1.25%        January 31
-----------------------------------------------------------------------------------------
Montgomery Mid Cap Growth/5/
   Class A                                           1.40%        January 31
   Class B                                           2.15%        January 31
   Class C                                           2.15%        January 31
-----------------------------------------------------------------------------------------

----------
/4/ On May 18, 2004, the Board of Trustees approved the addition of Select Class shares for the Fund. The Select Class shares for the Fund will become effective on or about June 30, 2004.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Montgomery Short Duration Government Bond/6/
   Class A                                           0.85%        September 30
   Class B                                           1.60%        September 30
   Class C                                           1.60%        September 30
   Institutional Class                               0.60%        September 30
-----------------------------------------------------------------------------------------
Montgomery Small Cap
   Class A                                           1.40%        January 31
   Class B                                           2.15%        January 31
   Class C                                           2.15%        January 31
   Institutional Class                               1.20%        January 31
-----------------------------------------------------------------------------------------
Montgomery Total Return Bond
   Class A                                           0.90%        September 30
   Class B                                           1.65%        September 30
   Class C                                           1.65%        September 30
   Institutional Class                               0.70%        September 30
   Select Class                                      0.42%        September 30
-----------------------------------------------------------------------------------------
National Limited Term Tax-Free
   Class A                                           0.85%        October 31
   Class B                                           1.60%        October 31
   Class C                                           1.60%        October 31
   Institutional Class                               0.60%        October 31
-----------------------------------------------------------------------------------------
National Tax-Free
   Class A                                           0.85%        October 31
   Class B                                           1.60%        October 31
   Class C                                           1.60%        October 31
   Institutional Class                               0.60%        October 31
-----------------------------------------------------------------------------------------
National Tax-Free Money Market
   Class A                                           0.65%        July 31
   Service Class                                     0.45%        July 31
   Institutional Class                               0.20%        July 31
-----------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                 0.20%        July 31
-----------------------------------------------------------------------------------------
Nebraska Tax-Free/7/
   Institutional Class                               0.75%        October 31
-----------------------------------------------------------------------------------------

----------
/5/ On May 18, 2004, the Board of Trustees approved a reduction in the net OER of each Class of this Fund, effective February 1, 2005. Through January 31, 2005, the net OER for each Class of the Fund is as follows: 1.45% for Class A; and 2.20% for Class B and Class C.

/6/ On May 18, 2004, the Board of Trustees approved a reduction in the net OER of the Class A, Class B and Class C shares of this Fund, effective October 1, 2004. Through September 30, 2004, the net OER for such Classes are as follows: 0.90% for Class A; and 1.65% for Class B and Class C.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Outlook Today/8/
   Class A                                           1.25%        June 30
   Class B                                           2.00%        June 30
   Class C                                           2.00%        June 30
   Institutional Class                               0.95%        June 30
   Select Class                                      0.75%        June 30
-----------------------------------------------------------------------------------------
Outlook 2010/8/
   Class A                                           1.25%        June 30
   Class B                                           2.00%        June 30
   Class C                                           2.00%        June 30
   Institutional Class                               0.95%        June 30
   Select Class                                      0.75%        June 30
-----------------------------------------------------------------------------------------
Outlook 2020/8/
   Class A                                           1.25%        June 30
   Class B                                           2.00%        June 30
   Class C                                           2.00%        June 30
   Institutional Class                               0.95%        June 30
   Select Class                                      0.75%        June 30
-----------------------------------------------------------------------------------------
Outlook 2030/8/
   Class A                                           1.25%        June 30
   Class B                                           2.00%        June 30
   Class C                                           2.00%        June 30
   Institutional Class                               0.95%        June 30
   Select Class                                      0.75%        June 30
-----------------------------------------------------------------------------------------
Outlook 2040/8/
   Class A                                           1.25%        June 30
   Class B                                           2.00%        June 30
   Class C                                           2.00%        June 30
   Institutional Class                               0.95%        June 30
   Select Class                                      0.75%        June 30
-----------------------------------------------------------------------------------------
Overland Express Sweep/9/                            1.08%        July 31
-----------------------------------------------------------------------------------------

----------
/7/ On May 18, 2004, the Board of Trustees approved a reduction to the net OER of the Institutional Class of the Fund, effective November 1, 2004. Through October 31, 2004, the net OER for the Institutional Class is 0.83%.

/8/ On May 18, 2004, the Board of Trustees approved a reduction to the net OER of each Class of each of the Outlook Funds, effective July 1, 2004. Through June 30, 2004, the net OER for each class of each Outlook Fund is as follows: 1.30% for Class A; 2.05% for Class B and Class C; and 1.00% for the Institutional Class. In addition, the Board of Trustees also approved the addition of Select Class shares for each Outlook Fund. The Select Class shares for each Outlook Fund will become effective on or about June 30, 2004.

/9/ On May 18, 2004, the Board of Trustees approved a decrease to the net OER of this Fund, effective August 1, 2004. Through July 30, 2004, the net OER for the Fund is 1.25%.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Overseas/10/
   Class A                                           1.50%        January 31
   Class B                                           2.25%        January 31
   Class C                                           2.25%        January 31
   Institutional Class                               1.25%        January 31
-----------------------------------------------------------------------------------------
Prime Investment Money Market
   Service Class                                     0.55%        July 31
   Institutional Class                               0.20%        July 31
-----------------------------------------------------------------------------------------
SIFE Specialized Financial Services
   Class A                                           1.35%        January 31
   Class B                                           2.10%        January 31
   Class C                                           2.10%        January 31
-----------------------------------------------------------------------------------------
Small Cap Growth
   Class A                                           1.45%        January 31
   Class B                                           2.20%        January 31
   Class C                                           2.20%        January 31
   Institutional Class                               1.20%        January 31
-----------------------------------------------------------------------------------------
Small Cap Opportunities
   Institutional Class                               1.20%        January 31
-----------------------------------------------------------------------------------------
Small Company Growth
   Class A                                           1.45%        January 31
   Class B                                           2.20%        January 31
   Class C                                           2.20%        January 31
   Institutional Class                               1.20%        January 31
-----------------------------------------------------------------------------------------
Small Company Value
   Class A                                           1.45%        January 31
   Class B                                           2.20%        January 31
   Class C                                           2.20%        January 31
   Institutional Class                               1.20%        January 31
-----------------------------------------------------------------------------------------
Specialized Health Sciences
   Class A                                           1.65%        January 31
   Class B                                           2.40%        January 31
   Class C                                           2.40%        January 31
-----------------------------------------------------------------------------------------
Specialized Technology
   Class A                                           1.75%        January 31
   Class B                                           2.50%        January 31
   Class C                                           2.50%        January 31
-----------------------------------------------------------------------------------------

----------
/10/ The Initial Commitment extends through January 31, 2005. Thereafter, the
     Expiration/Renewal Date is January 31.

-----------------------------------------------------------------------------------------
                                               Capped Operating
Name of Fund/Class                               Expense Ratio    Expiration/Renewal Date
-----------------------------------------------------------------------------------------
Stable Income
   Class A                                           0.90%        September 30
   Class B                                           1.65%        September 30
   Class C                                           1.65%        September 30
   Institutional Class                               0.65%        September 30
-----------------------------------------------------------------------------------------
Strategic Growth Allocation
   Institutional Class                               1.00%        January 31
-----------------------------------------------------------------------------------------
Strategic Income
   Institutional Class                               0.85%        January 31
-----------------------------------------------------------------------------------------
Tactical Maturity Bond
Institutional Class                                  0.60%        September 30
-----------------------------------------------------------------------------------------
Treasury Plus Money Market
   Class A                                           0.65%        July 31
   Service Class                                     0.50%        July 31
   Institutional Class                               0.20%        July 31
-----------------------------------------------------------------------------------------
WealthBuilder Equity                                 1.25%        September 30
-----------------------------------------------------------------------------------------
WealthBuilder Growth Balanced                        1.25%        September 30
-----------------------------------------------------------------------------------------
WealthBuilder Moderate Balanced/11/                  1.50%        September 30
-----------------------------------------------------------------------------------------
WealthBuilder Tactical Equity                        1.25%        September 30
-----------------------------------------------------------------------------------------
100% Treasury Money Market
   Class A                                           0.65%        July 31
   Service Class                                     0.50%        July 31
-----------------------------------------------------------------------------------------

----------
/11/ The Initial Commitment extends through September 30, 2005. Thereafter, the
     Expiration/Renewal Date is September 30.

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004

Schedule A amended: May 18, 2004

The foregoing schedule of capped operating expense ratios is agreed to as of May 18, 2004 and shall remain in effect until changed in writing by the parties.

                                         WELLS FARGO FUNDS TRUST


                                         By: /s/ C. David Messman
                                             -----------------------------------
                                             C. David Messman
                                             Secretary


                                         WELLS FARGO FUNDS MANAGEMENT, LLC


                                         By: /s/ Stacie D. DeAngelo
                                             -----------------------------------
                                             Stacie D. DeAngelo
                                             Senior Vice President